                                   EXHIBIT 2
                                   ---------

                       RESOLUTION OF SIGNATURE AUTHORITY
                               FOR JAMES T. BECK

This Resolution is formed and entered into as of the 1/st/ day of May, 2000, by and among James T. Beck ("Beck"), Mayfield Associates Fund, a California limited partnership ("Associates"), Mayfield Associates Fund II, a California limited partnership ("Associates II"), Mayfield Associates Fund III, a California limited partnership ("Associates III"), Mayfield Associates Fund IV, a Delaware limited partnership ("Associates IV"), Mayfield Associates Fund V, a Delaware limited partnership ("Associates V"), Mayfield Associates Fund VI, a Delaware limited partnership ("Associates VI"), Mayfield III, a California limited partnership ("Mayfield III"), Mayfield IV, a California limited partnership ("Mayfield IV"), Mayfield V, a California limited partnership ("Mayfield V"), Mayfield VI Investment Partners, a California limited partnership ("Mayfield VI"), Mayfield VII, a California limited partnership ("Mayfield VII"), Mayfield VIII, a California limited partnership ("Mayfield VIII"), Mayfield IX, a Delaware limited partnership ("Mayfield IX"), Mayfield X, a Delaware limited partnership ("Mayfield X"), Mayfield XI, a Delaware limited partnership ("Mayfield XI"), Mayfield XI Qualified, a Delaware limited partnership ("Mayfield XI Qualified"), Mayfield Software Partners, a California partnership ("Mayfield Software Partners"), Mayfield Software Technology Partners, a California partnership ("Mayfield Software Technology Partners"), Mayfield Medical Partners, a California partnership ("Mayfield Medical Partners"), Mayfield Medical Partners 1992, a California partnership ("Mayfield Medical Partners 1992"), Mayfield V Management Partners, a California limited partnership ("Mayfield V Management"), Mayfield VI Management Partners, a California limited partnership ("Mayfield VI Management"), Mayfield VII Management Partners, a California limited partnership ("Mayfield VII Management"), Mayfield VIII Management, L.L.C., a Delaware limited liability company ("Mayfield VIII Management"), Mayfield IX Management, L.L.C., a Delaware limited liability company ("Mayfield IX Management"), Mayfield X Management, L.L.C., a Delaware limited liability company ("Mayfield X Management"), Mayfield XI Management, L.L.C., a Delaware limited liability company ("Mayfield XI Management"), Mayfield Principals Fund, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund"), Mayfield Principals Fund II, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund II"), MF Partners, a California partnership ("MF Partners"), Mayfield Partners, a California partnership ("Mayfield Partners"), Mayfield '94 Partners, a California limited partnership ("Mayfield '94 Partners"), Mayfield '96 Partners, a California limited partnership ("Mayfield '96 Partners"), Valley Partners I, a California partnership ("Valley Partners I"), Valley Partners II, a California partnership ("Valley Partners II"), Valley Partners III, a California partnership ("Valley Partners III"), and MUHL Partners, a California partnership ("MUHL Partners") (with Associates, Associates II, Associates III, Associates IV, Associates V, Associates VI, Mayfield III, Mayfield IV, Mayfield V, Mayfield VI, Mayfield VII, Mayfield VIII, Mayfield IX, Mayfield X, Mayfield XI, Mayfield XI Qualified, Mayfield Software Partners, Mayfield Software Technology Partners, Mayfield Medical Partners, Mayfield Medical Partners 1992, Mayfield V Management, Mayfield VI Management, Mayfield VII Management, Mayfield VIII Management, Mayfield IX Management, Mayfield X Management, Mayfield XI Management, Mayfield Principals Fund,

                             Page 22 of 39 pages.

Mayfield Principals Fund II, MF Partners, Mayfield Partners, Mayfield '94 Partners, Mayfield '96 Partners, Valley Partners I, Valley Partners II, Valley Partners III, and MUHL Partners being hereinafter collectively referred to as the "Mayfield Entities"), and Mayfield Fund, L.L.C., a Delaware limited liability company (the "Company"), the service company with respect to the Mayfield Entities.

                                  WITNESSETH

WHEREAS:  The Company and the General Partners of the Mayfield Entities desire
-------
to empower the Controller of the Company, Beck, to take certain actions and to execute certain documents on behalf of the Company and the Mayfield Entities;

RESOLVED:  Beck is authorized and empowered to open and maintain bank accounts,
--------
to deposit or withdrawal funds, to execute checks, and to take to any actions and execute any appropriate documents in connection therewith on behalf of the Company and the Mayfield Entities;

RESOLVED FURTHER:  That Beck is authorized and empowered to take all other
----------------
actions and execute all other documents necessary or appropriate to the day-to-day management of the Company and the Mayfield Entities, and to appoint Beck signing singly, as true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned, forms (including any amendments or supplements) relating to transactions in securities in which the undersigned may have a reporting obligation, in accordance with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming

                             Page 23 of 39 pages.

any of the undersigned's responsibilities to comply with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, the parties hereto have caused this Resolution to be executed as of the date first above written.


   /s/ James T. Beck
------------------------------
       James T. Beck

MAYFIELD FUND, L.L.C.                        MAYFIELD XI QUALIFIED,
A DELAWARE LIMITED LIABILITY                 A DELAWARE LIMITED PARTNERSHIP
COMPANY
                                             By:  MAYFIELD XI MANAGEMENT,
                                             L.L.C.,
By:    /s/ Yogen K. Dalal                    A DELAWARE LIMITED LIABILITY
  ---------------------------                COMPANY
        Managing Member                      Its General Partner


MAYFIELD ASSOCIATES FUND,
A CALIFORNIA LIMITED PARTNERSHIP             By:     /s/ Yogen K. Dalal
                                                ------------------------------
                                                      Managing Member

By: /s/ A. Grant Heidrich, III               MAYFIELD SOFTWARE PARTNERS,
   ---------------------------               A CALIFORNIA PARTNERSHIP
         General Partner

                                             By:  MAYFIELD VI INVESTMENT
MAYFIELD ASSOCIATES FUND II,                 PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP             A CALIFORNIA LIMITED
                                             PARTNERSHIP
                                             Its General Partner

By:  /s/ A. Grant Heidrich, III              By:  MAYFIELD VI MANAGEMENT
   ------------------------------            PARTNERS,
         General Partner                     A CALIFORNIA LIMITED PARTNERSHIP
                                             General Partner of Mayfield VI
                                             Investment Partners


                                             By:   /s/ F. Gibson Myers, Jr.
                                                ------------------------------
                                                        General Partner

                             Page 24 of 39 pages.

MAYFIELD SOFTWARE TECHNOLOGY                 MAYFIELD MEDICAL PARTNERS 1992,
PARTNERS,                                    A CALIFORNIA PARTNERSHIP
A CALIFORNIA PARTNERSHIP
                                             By:  MAYFIELD VII,
By:  MAYFIELD VI INVESTMENT                  A CALIFORNIA LIMITED PARTNERSHIP
PARTNERS,                                    Its General Partner
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner                          By:  MAYFIELD VII MANAGEMENT
                                             PARTNERS,
By:  MAYFIELD VI MANAGEMENT                  A CALIFORNIA LIMITED PARTNERSHIP
PARTNERS,                                    General Partner of Mayfield VII
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI
Investment Partners                          By:   /s/ F. Gibson Myers, Jr.
                                                -------------------------------
By:   /s/ F. Gibson Myers, Jr.                          General Partner
   ------------------------------
         General Partner
                                             MAYFIELD V MANAGEMENT
MAYFIELD MEDICAL PARTNERS,                   PARTNERS,
A CALIFORNIA PARTNERSHIP                     A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VI INVESTMENT
PARTNERS,                                    By:   /s/ F. Gibson Myers, Jr.
A CALIFORNIA LIMITED PARTNERSHIP                -------------------------------
Its General Partner                                     General Partner

By:  MAYFIELD VI MANAGEMENT
PARTNERS,                                    MAYFIELD VI MANAGEMENT
A CALIFORNIA LIMITED PARTNERSHIP             PARTNERS,
General Partner of Mayfield VI               A CALIFORNIA LIMITED PARTNERSHIP
Investment Partners

                                             By:   /s/ F. Gibson Myers, Jr.
By:  /s/ F. Gibson Myers, Jr.                   -------------------------------
   ------------------------------                      General Partner
          General Partner

                             Page 25 of 39 pages.

MAYFIELD VII MANAGEMENT                       MAYFIELD PRINCIPALS FUND, L.L.C.,
PARTNERS,                                     A DELAWARE LIMITED LIABILITY
A CALIFORNIA LIMITED                          COMPANY
PARTNERSHIP
                                              By:  MAYFIELD X MANAGEMENT,
By:   /s/ F. Gibson Myers, Jr.                L.L.C.,
   ------------------------------             A DELAWARE LIMITED LIABILITY
          General Partner                     COMPANY
                                              Its General Partner

MAYFIELD VIII MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY                  By:   /s/ Yogen K. Dalal
COMPANY                                          ----------------------------
                                                       Managing Member

By:   /s/ Yogen K. Dalal                      MAYFIELD PRINCIPALS FUND II,
   ------------------------------             L.L.C.,
         Managing Member                      A DELAWARE LIMITED LIABILITY
                                              COMPANY

MAYFIELD IX MANAGEMENT, L.L.C.,               By:  MAYFIELD XI MANAGEMENT,
A DELAWARE LIMITED LIABILITY                  L.L.C.,
COMPANY                                       A DELAWARE LIMITED LIABILITY
                                              COMPANY
                                              Its General Partner
By:     /s/ Yogen K. Dalal
   ------------------------------
          Managing Member                     By:   /s/ Yogen K. Dalal
                                                 -----------------------------
                                                       Managing Member
MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY                                       MAYFIELD PARTNERS,
                                              A CALIFORNIA PARTNERSHIP

By:   /s/ Yogen K. Dalal
   ------------------------------             By:   /s/ F. Gibson Myers, Jr.
          Managing Member                        -----------------------------
                                                         General Partner

                             Page 26 of 39 pages.

MAYFIELD '94 PARTNERS,                        VALLEY PARTNERS II,
A CALIFORNIA LIMITED PARTNERSHIP              A CALIFORNIA PARTNERSHIP



By:   /s/ F. Gibson Myers, Jr.                By:   /s/ F. Gibson Myers, Jr.
   ------------------------------                ------------------------------
           General Partner                               General Partner


                                              VALLEY PARTNERS III,
MAYFIELD '96 PARTNERS,                        A CALIFORNIA PARTNERSHIP
A CALIFORNIA LIMITED PARTNERSHIP

                                              By:    /s/ Yogen K. Dalal
By:   /s/ F. Gibson Myers, Jr.                   ------------------------------
   ------------------------------                       General Partner
          General Partner

                                              MAYFIELD ASSOCIATES FUND III,
MF PARTNERS,                                  A CALIFORNIA LIMITED PARTNERSHIP
A CALIFORNIA PARTNERSHIP
                                              By:  MAYFIELD VIII MANAGEMENT,
                                              L.L.C., A DELAWARE LIMITED
By:   /s/ F. Gibson Myers, Jr.                LIABILITY COMPANY
   ------------------------------             Its General Partner
            General Partner

                                              By:    /s/ Yogen K. Dalal
MUHL PARTNERS,                                   ------------------------------
A CALIFORNIA PARTNERSHIP                                Managing Member


By:   /s/ F. Gibson Myers, Jr.                MAYFIELD ASSOCIATES FUND IV,
   ------------------------------             A DELAWARE LIMITED PARTNERSHIP
           General Partner
                                              By:  MAYFIELD IX MANAGEMENT,
                                              L.L.C., A DELAWARE LIMITED
VALLEY PARTNERS,                              LIABILITY COMPANY
A CALIFORNIA PARTNERSHIP                      Its General Partner


By:   /s/ F. Gibson Myers, Jr.                By:    /s/ Yogen K. Dalal
   ------------------------------                ------------------------------
           General Partner                               Managing Member

                             Page 27 of 39 pages.

MAYFIELD ASSOCIATES FUND V,                   MAYFIELD V,
A DELAWARE LIMITED PARTNERSHIP                A CALIFORNIA LIMITED
                                              PARTNERSHIP
By:  MAYFIELD X MANAGEMENT,
L.L.C., A DELAWARE LIMITED                    By:  MAYFIELD V MANAGEMENT
LIABILITY COMPANY                             PARTNERS,
Its General Partner                           A CALIFORNIA LIMITED
                                              PARTNERSHIP
                                              Its General Partner
By:    /s/ Yogen K. Dalal
   -----------------------------
          Managing Member                     By:   /s/ F. Gibson Myers, Jr.
                                                 -----------------------------
MAYFIELD ASSOCIATES FUND VI,                            General Partner
A DELAWARE LIMITED PARTNERSHIP
                                              MAYFIELD VI INVESTMENT
By:  MAYFIELD XI MANAGEMENT,                  PARTNERS,
L.L.C., A DELAWARE LIMITED                    A CALIFORNIA LIMITED
COMPANY                                       PARTNERSHIP
Its General Partner
                                              By:  MAYFIELD VI MANAGEMENT
                                              PARTNERS,
By:   /s/ Yogen K. Dalal                      A CALIFORNIA LIMITED COMPANY
   -----------------------------              Its General Partner
          Managing Member

                                              By:   /s/ F. Gibson Myers, Jr.
MAYFIELD III,                                    -----------------------------
A CALIFORNIA LIMITED                                    General Partner
PARTNERSHIP

                                              MAYFIELD VII,
By:   /s/ F. Gibson Myers, Jr.                A CALIFORNIA LIMITED
   -----------------------------              PARTNERSHIP
          General Partner
                                              By:  MAYFIELD VII MANAGEMENT
                                              PARTNERS,
MAYFIELD IV,                                  A CALIFORNIA LIMITED
A CALIFORNIA LIMITED                          PARTNERSHIP
PARTNERSHIP                                   Its General Partner


By:   /s/ F. Gibson Myers, Jr.                By:   /s/ F. Gibson Myers, Jr.
   -----------------------------                 -----------------------------
           General Partner                              General Partner

                             Page 28 of 39 pages.

MAYFIELD VIII,                                    MAYFIELD XI,
A CALIFORNIA LIMITED                              A DELAWARE LIMITED PARTNERSHIP
PARTNERSHIP
                                                  By:  MAYFIELD XI MANAGEMENT,
By:  MAYFIELD VIII MANAGEMENT,                    L.L.C.,
L.L.C., A DELAWARE LIMITED                        A DELAWARE LIMITED LIABILITY
LIABILITY COMPANY                                 COMPANY
Its General Partner                               Its General Partner


                                                  By:     /s/ Yogen K. Dalal
By:   /s/ Yogen K. Dalal                             ---------------------------
   ---------------------------                             Managing Member
         Managing Member

MAYFIELD IX,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT,
L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   ---------------------------
        Managing Member


MAYFIELD X,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT,
L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY
Its General Partner


By:     /s/ Yogen K. Dalal
   ---------------------------
        Managing Member


                             Page 29 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                        /s/ Yogen K. Dalal
                                        -----------------------------------
                                        Yogen K. Dalal

                             Page 30 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                                        /s/ Frank G. Myers, Jr.
                                        ----------------------------------
                                        Frank G. Myers, Jr.

                             Page 31 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                             /s/ Kevin A. Fong
                                             -----------------------------
                                             Kevin A. Fong

                             Page 32 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                        /s/ William D. Unger
                                        -------------------------------
                                        William D. Unger

                             Page 33 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                   /s/ Wendell G. Van Auken III
                                   -----------------------------------
                                   Wendell G. Van Auken III

                             Page 34 of 39 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                        /s/ Michael J. Levinthal
                                        ------------------------------------
                                        Michael J. Levinthal

                             Page 35 of 39 pages.

                               POWER OF ATTORNEY

           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                   /s/ A. Grant Heidrich III
                                   -------------------------
                                   A. Grant Heidrich III

                             Page 36 of 39 pages.

                               POWER OF ATTORNEY

           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                        /s/ Wende S. Hutton
                                        -------------------------------
                                        Wende S. Hutton

                             Page 37 of 39 pages.

                               POWER OF ATTORNEY

           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                        /s/ Russell C. Hirsch
                                        ----------------------------------
                                        Russell C. Hirsch

                             Page 38 of 39 pages.